INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 17 – INCOME TAXES

For financial reporting purposes, (loss) income from continuing operations before income taxes includes the following components:

	Years Ended December 31,
	2018	2017	2016
Canada	$5,934	$8,602	$—
United States	(42,461)	(65,071)	(66,384)
Foreign	9,686	34,592	33,461

Loss from continuing operations before income taxes	$(26,841)	$(21,877)	$(32,923)

Income tax expense includes income and withholding taxes incurred in the following jurisdictions:

	Years Ended December 31,
	2018	2017	2016
Current:
Canada	$—	$—	$—
United States	350	—	430
Foreign	7,148	7,652	11,162

	7,498	7,652	11,592

Deferred:
Canada	$—	$—	$—
United States	—	—	—
Foreign	(2,609)	529	(3,950)

	(2,609)	529	(3,950)

Total income tax expense	$4,889	$8,181	$7,642

TIP Inc.’s portion of taxable income or loss is subject to corporate taxation in both the U.S. and Canada as a result of the structure of the Arrangement. The federal statutory rates applicable for the U.S. and Canada for the year ended December 31, 2018 are 21% and 25%, respectively. The Company has historically incurred taxable losses which have resulted in Net Operating Loss (“NOL”) carryforwards that may be used by the Company to offset future income taxable in the U.S. and Canada. The portion of the Company’s taxable income or loss attributable to the noncontrolling interests of Trilogy LLC is taxed directly to such members. Consequently, no provision for income taxes, other than minimal withholding taxes, has been included in the financial statements related to this portion of taxable income. The Company’s subsidiaries file income tax returns in their respective countries. The statutory tax rates for 2degrees and NuevaTel for the year ended December 31, 2018 are 28% and 25%, respectively.

Tax Legislation

On December 22, 2017, H.R. 1, commonly known as the Tax Cuts and Jobs Act (the “Tax Act”), was enacted in the U.S. The Tax Act contains significant changes to corporate taxation, including the implementation of a one-time tax on unremitted foreign earnings and the reduction of the U.S. corporate tax rate from 35% to 21%.

Given the significance of the legislation, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 118 (SAB 118), which allows registrants to initially record provisional amounts and adjust these amounts during the measurement period not to exceed one year from the enactment date. During the measurement period, impacts of the law are expected to be recorded at the time a reasonable estimate for all or a portion of the effects can be made, and provisional amounts can be recognized and adjusted as information becomes available, prepared or analyzed.

SAB 118 provides guidance for accounting for and disclosing: (1) the effects of the change in tax law for which accounting is complete; (2) provisional amounts (or adjustments to provisional amounts) for the effects of the tax law where accounting is not complete, but that a reasonable estimate has been determined; and (3) items for which a reasonable estimate cannot yet be made and therefore taxes are reflected in accordance with law prior to the enactment of the Tax Act.

Due to the interplay between the Arrangement and the implications of the one-time tax on unremitted earnings, the Company evaluated the impact on its income tax liability associated with this provision of the new law as it relates to the use of certain foreign tax credits. Specifically, the foreign tax credits were evaluated to determine if they were limited for use as an offset to the one-time tax on unremitted earnings related to NuevaTel. The foreign tax credits have historically been subject to a full valuation allowance as there had been no assurance of their realization and use prior to the passing of the Tax Act. The Company completed its analysis and calculations during the third quarter of 2018. No material adjustments were required to the Company’s net current and deferred tax accounts as a result of this analysis, and there was no material liability associated with the one-time tax on unremitted earnings due to the ability to use the foreign tax credit carryovers. All other impacts of the Tax Act were immaterial for the year ended December 31, 2018 due to the full valuation allowance on U.S. deferred tax assets and the nature and amount of foreign earnings for the period. The reconciliation between income tax expense from continuing operations and the income tax expense that results from applying the Canadian federal statutory rate of 25% to consolidated pre-tax earnings is as follows:

	Years Ended December 31,
	2018	2017	2016
Income tax expense (benefit) at Canadian federal rate	$(6,710)	$(5,469)	$(8,231)
Earnings attributable to non-tax paying entities	3,815	8,597	17,261
Foreign rate differential	714	(1,996)	160
Change in valuation allowance	19,398	(21,586)	(4,845)
Effect of intercompany asset transfer	(23,484)	25,987	—
Impact of tax law changes	7,237	5,068	—
Foreign withholding tax incurred	2,259	692	2,681
Withholding taxes on unrepatriated foreign earnings	(1,212)	2,215	(38)
Inflation adjustment	(2,235)	(1,333)	(1,655)
Permanent adjustments	503	(3,001)	2,707
Foreign exchange translation	2,668	(1,464)	(627)
Other - net	1,936	471	229

Total	$4,889	$8,181	$7,642

The components of deferred tax assets and liabilities are as follows:

	December 31, 2018	December 31, 2017
Intangible assets	$10,100	$11,833
Fixed assets	20,445	2,614
Bad debt allowance	4,471	4,250
NOL and foreign tax credit carryforwards	24,759	32,501
Accrued liabilities	8,317	6,141
Inventory valuation	763	1,247
Excess business interest expense	4,625	—
Equity based compensation	2,885	—
Transaction costs	1,364	1,994
Other	4,211	2,851

Subtotal	$81,940	$63,431
Less: valuation allowance	(70,279)	(50,881)

Total net deferred tax assets	$11,661	$12,550

Fixed assets	(915)	(2,853)
Withholding taxes on unrepatriated foreign earnings	(11,439)	(13,017)

Total deferred tax liabilities	$(12,354)	$(15,870)

Net deferred tax liability	$(693)	$(3,320)

As of December 31, 2018, the Company had NOL carryforwards related to our operations in New Zealand of approximately $53 million. Such tax losses carry forward indefinitely provided that 2degrees shareholder continuity requirements are met. The Arrangement completed on February 7, 2017 resulted in a recapitalization of the Trilogy LLC’s members’ units. Additionally, as discussed in Note 12 – Equity and Note 20 – Subsequent Events, certain Trilogy LLC Class C Units were redeemed for Common Shares through December 31, 2018 and additional redemptions occurred subsequent to the year end and through the date of issuance of these financial statements. The impact of the redemptions through December 31, 2018 did not materially impact continuity and did not result in loss of NOL carryforwards. The redemptions subsequent to year end are not expected to materially impact continuity for the remaining NOL carryforwards. Common Shares held by historical equity holders in Trilogy LLC and 2degrees will continue to be assessed in connection with shareholder continuity requirements.

Additionally, as of December 31, 2018, TIP Inc. (and its wholly owned U.S. subsidiary) had NOL carryforwards of $38 million and $7 million in the U.S. and Canada, respectively. The U.S. NOL carryforwards generated prior to December 31, 2017 carry forward for a period of 20 years while the U.S. NOL carryforwards generated after December 31, 2018 carry forward indefinitely. The Canadian NOL carries forward for a period of 20 years. The future utilization of all loss carryforwards are contingent upon certain shareholder continuity and other requirements being met. As of December 31, 2018, these NOL carryforwards continue to be retained.

Management assesses the need for a valuation allowance in each tax paying component or jurisdiction based upon the available positive and negative evidence to estimate whether sufficient taxable income will exist to permit realization of the deferred tax assets.

On the basis of this evaluation, as of December 31, 2018 valuation allowances of approximately $53 million and $18 million have been recorded for New Zealand and TIP Inc. (and its U.S. corporate subsidiaries), respectively, to recognize only the portion of the deferred tax assets that are more likely than not to be realized. The amount of the Company’s deferred tax assets considered realizable, however, could be adjusted if estimates of future taxable income during the carryforwards periods are reduced or increased.

On August 1, 2017, 2degrees transferred its network assets to a wholly owned subsidiary and entered into a transaction to separate the 2degrees network assets from the 2degrees retail operations business to allow for flexibility in future operations and strategic business activities. Assets transferred in this network company transaction included network equipment, cell sites, network licenses and spectrum licenses. This intercompany transaction also resulted in a taxable gain that utilized a portion of the existing 2degrees NOL as of the transaction date and resulted in asset values at the new network company that have an increased tax basis. As discussed in Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies, the Company adopted an accounting standard that modified the accounting for income tax consequences of intra-entity transfers of assets other than inventory in the first quarter of the year ended December 31, 2018. As a result of this accounting standard adoption and the increase to the tax bases of the assets transferred in the network company transaction, deferred tax assets of approximately $24 million were recorded along with a corresponding full valuation allowance. There was no cumulative adjustment to retained earnings or net impact on the Consolidated Financial Statements due to the full valuation allowance on the recorded deferred tax assets.

We are subject to taxation in Bolivia, New Zealand, the United States and Canada. As of December 31, 2018, the following are the open tax years by jurisdiction:

New Zealand	2013 – 2018
Bolivia	2013 – 2018
United States	2015 – 2018
Canada	2015 – 2018

Supplemental Cash Flow Disclosure:

	Years Ended December 31,
	2018	2017	2016
Income and withholding tax paid	$15,217	$11,628	$19,608